                                                                   Exhibit 10.21


                   MERCHANDISING RIGHTS ACQUISITION AGREEMENT


AGREEMENT dated as of July 1, 1990 ("Effective Date") between TWENTIETH CENTURY FOX LICENSING AND MERCHANDISING a unit of FOX INC. ("Fox") and FOX CHILDREN'S NETWORK, INC. ("Licensor").

1.   DEFINITIONS:  In addition to the following terms defined in this Paragraph
     -----------
1., all initially capitalized words shall have the meaning set forth for such words where they appear herein in initial quotation marks.

     (a) "Literary Material":  Written matter, whether published or unpublished
         -------------------
     in any form, including a novel, treatment, outline, screenplay, teleplay, story, manuscript, play or otherwise, which may be included in a "Program" (as defined in Paragraph 2. below) or upon which a Program may be based.

     (b) "Literary Publishing Rights":  The right to publish and distribute for
         ----------------------------
     sale to the public hardcover or soft-cover printed publications (including novelizations, screenplays and teleplays) of all or any part of the Literary Material or other material (other than music and/or lyrics) used in connection with a Program, including artwork, logos or photographic stills (but solely to the extent that the right to make such use of such other material has been separately obtained from the owner thereof), other than the publications included within Merchandising Rights.

     (c) "Merchandising Rights":  The right to license, manufacture, distribute,
         ----------------------
     and sell articles of merchandise and/or products (including toys, board and video games, novelties, trinkets, souvenirs, wearing apparel, fabric, foods, beverages and cosmetics) and the right to license, distribute, and sell services, which embody on or in such merchandise, products or services characters, designs, visual representations, names, likenesses and/or characteristics of artists, physical properties or other materials appearing or used in or in connection with a Program or all or any part of the Literary Material and the right to publish, distribute, and sell souvenir programs, picture books, comic books, post cards, photo novels, illustration books, and activity books or booklets which embody on or in the foregoing any or all of the characters, designs, visual representations, names, likenesses and;or characteristics of artists, physical properties or other materials papering or used in or in connection with a Program or all or any part of the Literary Material.

2.   SCOPE OF AGREEMENT:  This Agreement covers the acquisition and exercise by
     ------------------
Fox of Merchandising Rights and Literary Publishing Rights (collectively "Rights") in and to each Program which comprises a part of the programming ("FCN Programming") that Licensor provides to its affiliated television stations ("FCN Affiliated Stations") as part of its national program service. As used herein, Program means each Television Motion Picture or Television Series currently existing or hereinafter produced by or on behalf of Licensor for initial exhibition in the United States as part of FCN Programming, including each of the following Television

Series: "BOBBY'S WORLD", "ATTACK OF THE KILLER TOMATOES", "PIGGSBURG PIGS" and "FOX'S PETER PAN AND THE PIRATES".

3.   LICENSE:  Licensor grants and licenses to Fox, for the Term and the
     -------
Territory specified below, the sole and exclusive right and license under copyright to exercise all Rights with respect to each Program to the extent that such Rights are owned and/or controlled by Licensor.

4.   TERM:  The period during which Fox may exercise the Rights with respect to
     ----
each Program ("Term") shall commence on the date of this Agreement and shall continue in perpetuity, unless limitations with respect to the Term of a Program are set forth in writing by Licensor. Any such limitations shall take the form of Exhibit "___" which shall be attached to and become a part of this Agreement. To the extent that any Program created after the date hereof shall have less than a perpetual Term, Licensor shall deliver to Fox a written notice specifying the relevant Program and the duration of its Term. Upon receipt by Fox, such notice shall constitute an amendment to Exhibit "B" and shall be deemed to be a part of this Agreement for all purposes.

5.   TERRITORY:  The "Territory" in which Fox may exercise the Rights shall
     ---------
consist of the entire world.

6.   LICENSOR'S RESERVED RIGHTS:  Licensor reserves all rights in the Programs
     --------------------------
and the literary, dramatic and musical material on which they are based which are not specifically granted to Fox hereunder or under any other agreement between Licensor and Fox.

7.   PAYMENTS TO LICENSOR:
     --------------------

     (a) Licensor's Share of Net Profits:  In consideration of the Rights, Fox
         -------------------------------
     shall pay to Licensor an amount equal to 100% of Net Profits ("Licensor's Share of Net Profits").

     (b) Terminology:  As used herein, the term "Net Profits" means, with
         -----------
     respect to any particular Program, the amount, if any, remaining after Fox has deducted and retained the aggregate of the following from the Gross Receipts derived from Fox's exercise of Rights in respect of such Program in the following order of priority:

          (i) Fox's Distribution Fees: Fox shall be entitled to keep for its own
              -----------------------
              account 35% of Gross Receipts. From its 35% share of Gross Receipts, Fox acknowledges and agrees that it shall bear responsibility for the payment of any and all agent fees incurred in connection with the exploitation of the Rights, as described in Paragraph 9. hereinbelow.

          (ii) Distribution Expenses:  With respect to any particular Program,
               ---------------------
          the aggregate of Distribution Expenses, as defined in Exhibit "A," incurred in connection with Fox's exercise of Distribution Rights in respect of such Program.

     The computation of Gross Receipts shall be as set forth in Exhibit "A" hereto. In connection therewith, the term "Participant's Percentage Participation" as used in Exhibit "A" is synonymous with Licensor's Share of Net Profits as defined in paragraph 7.(a) above.

8.   OBLIGATIONS OF FOX:  Fox agrees:
     ------------------

     (a) to diligently and continuously promote and expand the licensing and other exploitation of Rights derived from the Programs throughout the Territory during the Term by soliciting and negotiating merchandising license agreements and promotion license agreements (collectively "License Agreements") with manufacturers and distributors of commercial products and/or services ("Licensee Companies") in accordance with the terms and conditions of this Agreement;

     (b) to administer, supervise and service the License Agreements, including, without limitation, by collecting all revenues earned and/or derived from the License Agreements and/or other means of exploitation of the Merchandising Rights and by accounting for all such revenues to Licensor as provided herein;

     (c) to protect and defend the property rights of Licensor in and to any copyrights, trademarks, trade names, service marks and other related rights in respect of the Programs by maintaining approval processes in connection with the Merchandise manufactured and distributed pursuant to the License Agreements; and

     (d) to perform any and all other services reasonably required by Licensor in connection with the exercise and exploitation of Rights arising out of the Programs.

9.   APPOINTMENT OF AGENTS:  Fox shall be free, in its sole discretion, to
     ---------------------
appoint third parties to act as agents throughout the Territory either with respect to a particular geographical region or with respect to a specialized aspect for representation of the Rights. Fox shall enter into contractual arrangements with all such agents pursuant to which Fox shall maintain full control and supervision over the manner in which such agents represent the Rights in and to the Programs. In no event shall any agents have the authority to bind either Licensor or Fox in any manner whatsoever.

10.  EXPLOITATION OF RIGHTS:  Fox shall have complete, exclusive and unqualified
     ----------------------
discretion and control as to the time, manner and terms of the marketing, sales, distribution, promotion and related activities in respect of its duties in connection with the Rights in accordance with such policies, terms and conditions and through such parties as Fox in its sole business judgment may determine proper or expedient. Notwithstanding the foregoing, Fox agrees that it shall transmit each and every merchandising proposal in the form of a deal memo to Licensor's designee for Licensor's written approval. If such approval is given, Fox shall prepare and issue from license agreements (or negotiate any agreements issued by licensees) among Fox, Licensor and each licensee which Fox is authorized to sign on behalf of Licensor. Such license agreements, whether prepared by Fox or by a licensee, shall expressly require that samples of merchandise and related materials, in all stages of development, both prior to and upon manufacture, be submitted to Licensor for its approval. License agreements shall specify the correct copyright and trademark notices, as dictated to Fox by Licensor, for inclusion on all merchandise and related materials derived from each Program. Fox makes no representation or implied warranty or agreement as to the manner or extent of any exercise or exploitation of any Rights in and to a particular Program nor the amount of money to be derived from any such exploitation or exercise. Fox does not guarantee the performance of any third party who becomes a licensee of any Rights for any Program.

11.  WARRANTIES AND INDEMNIFICATIONS:
     -------------------------------

     (a)  Rights/Payments/Quality:  Licensor warrants, represents and agrees as
          -----------------------
          follows:

          (i) it has and shall continue to have during the Term, exclusively, all rights necessary to enter into this Agreement free and clear of any and all restrictions (other than any restrictions upon the rights disclosed by Licensor to Fox upon execution of this Agreement or upon acquisition or development of any new Programs during the Term hereof), claims, litigation, encumbrances, impairments or defects of any kind;

          (ii) it has not and will not commit or omit to perform any act by which any of the Rights could or will be encumbered, diminished or impaired;

          (iii) neither the execution by Fox of this Agreement nor anything contained in any Program nor the exercise by Fox of any of the Rights will violate or infringe upon any rights of any kind of any Party nor require Fox, its parent company, Affiliates or any of their licensees or agents to make any payment of any kind to any party for any reason (such payments, if any, being the sole responsibility and obligation of Licensor) other than as described in Paragraph 4.(b) of Exhibit "A" hereto.

          (iv) each of Fox, its parent company, Affiliates and each of its and their licensees and agents will peacefully enjoy and possess each and all of the rights and licenses granted or purported to be granted herein throughout the Term without impairment and without hindrance on the part of any third party.

     (b)  Copyright:  Licensor warrants, represents and agrees as follows:
          ---------

          (i) the copyright in each Program or any part thereof and in the literary, dramatic and musical material upon which each Program or any part thereof is based or which is contained therein will be valid and subsisting during the Term throughout the Territory; and

          (ii) it will secure, register, renew and extend all copyrights in each Program and any part thereof and all related properties upon eligibility for copyright registration, renewal and extension. Licensor hereby irrevocably designates Fox as its attorney-in-fact to do so if Licensor fails to do so, and also designates Fox as its attorney-in-fact to take reasonable steps to defend said copyrights against any and all infringements thereof. Licensor agrees that the foregoing designations constitute powers coupled with an interest, are irrevocable throughout the Term and may be exercised at Fox's sole discretion. Fox shall not be liable to Licensor for any action or failure to act on behalf of Licensor within the scope of authority conferred on Fox under this Paragraph 11.(b) unless such action or omission was performed or omitted fraudulently or in bad faith or constituted wanton and willful misconduct or gross negligence.

     (c)  Trademark Protection: Licensor warrants, represents and agrees that it
          --------------------
     will secure, register and maintain at Licensor's expense federal trademark registrations and protection both in the United States and in those countries in which Fox exploits the Rights and engages in licensing activity in the classes and categories and to the extent to which the parties hereto may mutually agree such protection is required.

     (d)  Indemnity:  Licensor agrees to indemnify and hold Fox, its parent
          ---------
     company, Subsidiaries and Affiliates and their respective officers, agents, directors, employees and licensees harmless from and against any and all claims, actions or proceedings of any kind and from any and all damages, liabilities, costs and expenses (including reasonable attorneys' fees) relating to or arising out of any violation of any of the warranties, representations or agreements or any error or omission in any of the material or information furnished to Fox in accordance with this Agreement. If Licensor shall fail to do so promptly upon Fox's written request, Fox shall have the right to adjust, settle, litigate and take any other action Fox deems necessary or desirable for the disposition thereof. In any such event, Licensor shall reimburse Fox on demand for all amounts paid or incurred by Fox, including reasonable attorneys' fees, and Fox shall have the right to deduct the amount thereof from sums accruing to Licensor under this Agreement.

12.  FOX'S DEFAULT:  Licensor shall not have any right to terminate or rescind
     -------------
this Agreement because of any default or breach of any kind by Fox, its parent company, Affiliates or their licensees. Licensor shall not be entitled to seek or obtain any injunctive relief with respect to the exercise of the Distribution Rights granted hereunder by reason of any alleged default or breach by Fox or its parent company, Affiliates or their licensees, it being agreed that the only remedy of Licensor in any such event shall be an action for an accounting or for damages.

13.  CHOICE OF LAW/VENUE:  This Agreement will be interpreted in accordance with
     -------------------
the Laws of the State of California applicable to contracts made therein, but without regard to any principles of conflict of laws. Licensor agrees that any legal action or proceeding relating to this Agreement may be instituted in any State or Federal court in the County of Los Angeles, State of California and irrevocably submits to the jurisdiction of such courts.

14.  NOTICES:  All notices to Licensor or Fox shall be in writing and shall be
     -------
sent by registered or certified mail to the respective address set forth below or such other address as shall be designated by written notice. The address for all notices to Fox shall be as follows:

               Twentieth Century Fox Licensing and Merchandising
               P.O. Box 900
               Beverly Hills, California  90213
               Attention:  Senior Vice President

with an additional copy sent to the following person at the above address:

               Attention:  Counsel, Legal Affairs

The address for all notices to Licensor shall be as follows:

               Fox Children's Network
               P.O. Box 900
               Beverly Hills, California  90213
               Attention:  Senior Vice President, Business Affairs

with an additional copy sent to the following person at the above address:

               Attention:  Legal Affairs

15.  RELATIONSHIP OF PARTIES:  Neither Fox nor Licensor is an agent or
     -----------------------
representative of the other, and neither shall be liable for or bound by any representation, act or omission whatever of the other. This Agreement shall in no way create a joint venture or partnership nor be for the benefit of any third party.

16.  ENTIRE AGREEMENT:  This Agreement and each of the Exhibits and Schedules
     ----------------
attached hereto embody the entire agreement between Fox and Licensor as to the subject matter hereof, and expressly and unequivocally supersedes all previous agreements, warranties or representations, oral or written, which may have been made between Fox and Licensor as to the subject matter hereof. This Agreement may only be amended by a written instrument duly signed by Fox and Licensor.

By signing in the spaces provided below, Fox and Licensor accept and agree to all of the terms and conditions of this Agreement.

FOX CHILDREN'S NETWORK, INC.                TWENTIETH CENTURY FOX LICENSING
            ("Licensor")                    AND MERCHANDISING, a unit of
                                            FOX INC.              ("Fox")


By/s/ R. Vokulich                           By /s/ Jamie Samson for Al Ovadia
  -----------------------------------         --------------------------------
 Its: Vice-President, Business Affairs       Its: Sr. Vice President

                                  EXHIBIT "A"

Exhibit "A" to the Merchandising Rights Acquisition Agreement dated as of July 1, 1990 ("Agreement") between TWENTIETH CENTURY FOX LICENSING AND MERCHANDISING ("Fox") and FOX CHILDREN'S NETWORK, INC. (referred to as "Licensor" in the Agreement and as "Participant" herein).

1.   DEFINED TERMS:  All words appearing within the text of this Exhibit with
     -------------
initial letters capitalized (except the first word of a sentence and proper nouns) and all words appearing within underlined paragraph captions with initial letters capitalized and within quotation marks are specifically defined terms for purposes of this Exhibit, the definitions for which are set forth within the text of this Exhibit. Words which appear within parentheses with initial letters capitalized and within quotation marks are specifically defined terms for purposes of this Exhibit defined by the text immediately preceding the parentheses.

2.   "PARTICIPANT'S PERCENTAGE PARTICIPATION":  Participant's Percentage
     ----------------------------------------
Participation refers to the share of monies to which Participant is entitled under the Agreement and which shall be accounted for and paid as provided in the Agreement and this Exhibit.

3.   "GROSS RECEIPTS":  Gross Receipts means the aggregate of the following
     ----------------
received with respect to each Program:

     (a) "Revenues":  All monies actually received and earned by Fox from the
         ----------
     exercise of the Rights in respect of each Program.

     (b)  "Net Recoveries":
          ----------------

          (i) Copyright and Trademark Infringement:  All monies actually
              ------------------------------------
          received by Fox by reason of the settlement of any dispute or on account of any judgment or decree in any litigation relative to any claims for unauthorized exercise of the Rights and/or for infringement, plagiarism or other interference by any party with the copyright or trademark of a Program and/or of the exercise of all rights granted Fox pursuant to the Agreement remaining after first deducting all costs and expenses incurred in connection with obtaining such monies, including reasonable attorneys' fees. Costs and expenses in excess of monies received shall be deducted from Gross Receipts in accordance with Paragraph 4. hereof.

          (ii) Breach of Contract:  All monies received by Fox by reason of the
               ------------------
          settlement of any dispute or on account of any judgment or decree in any litigation relating to any claims for breach of contract in connection with the exercise of Rights remaining after first deducting all costs and expenses incurred in connection with obtaining such monies, including reasonable attorneys' fees. Costs and expenses in excess of monies received shall be deducted from Gross Receipts in accordance with Paragraph 4. hereof.

4.  "DISTRIBUTION EXPENSES":  Distribution Expenses shall mean all costs,
    -----------------------
expenses and charges (collectively "costs") paid, advanced or incurred by reason of, in connection with or relative to the derivation of Gross Receipts with respect to a particular Program including without limitation the aggregate of the "Distribution Costs" and "All Other Expenses" described below. In no event shall the aggregate of Fox's Distribution Costs and All Other Expenses exceed 5% of Gross Receipts during any calendar quarter without the prior written permission of Participant, which permission shall not be unreasonably withheld.

     (a) "Distribution Costs": All costs, expenses and charges, paid, advanced
         --------------------
     or incurred by reason of, in connection with, or relative to the derivation of Gross Receipts with respect to the exercise of Rights arising from the Programs, including without limitation: costs of marketing, sales, publicity and promotion involved in the exercise of the Rights, agent fees, costs of proprietary protection in the form of trademarks, copyrights and patents, currency conversion and transmission costs, taxes, imposts, duties, tariffs and governmental fees of any nature, however denominated or characterized, imposed by any taxing authority anywhere, directly or indirectly, checking and collection costs, trade association fees, guild and union payments, general advertising costs (including without limitation, publications, direct mail, display, advertising agency/consultant fees, promotional activities, entertainment, commercial tie-ins, research, surveys and tests, promotional material and printing materials), claims and litigation costs, copyright and trademark enforcement costs, physical material costs, shipping, delivery and transmission costs and insurance costs.

     (b) "All Other Expenses": All other expenses, costs, fees and other
         --------------------
     outlays advanced, paid or incurred by reason of, in connection with, or relative to the exercise of and other exploitation of the Rights in and to the Programs.

5.   ACCOUNTING PRACTICES:  Books of account which pertain to the exercise of
     --------------------
Rights with respect to each Program shall be maintained by Fox or under its supervision at such place or places as may from time to time be customary with Fox pursuant to its ordinary business practices. All financial matters shall be determined, accounted for and calculated in all respects pursuant to participation accounting practices customarily used by Fox. Fox may establish reasonable reserves for anticipated Distribution Expenses. If Fox incurs any costs and/or receives any receipts pertaining to a Program together with other matters, a portion of such costs and/or receipts shall be allocated to such Program in accordance with the participation accounting practices customarily used by Fox.

6.   FOREIGN REMITTANCES:  No monies shall be included in Gross Receipts unless
     -------------------
and until such sums have been received in U.S. Dollars in the United States. All Gross Receipts received in a foreign currency will be converted into United States Dollars and remitted to Fox in the United States as promptly as applicable laws will permit. As to funds received in a foreign country which are not includable in Gross Receipts as a result of being in a Restricted Currency ("Restricted Proceeds"), Fox shall notify Participant of the amount of such funds on the appropriate Participation Statement. As and when Participant's Percentage Participation becomes payable to Participant, Participant may notify Fox in writing that Participant elects to require settlement of Participant's share of the Restricted Proceeds remaining in any country (not yet converted into United States Dollars and therefore not includable in Gross Receipts) in the currency of such country, by designating a bank or other representative in such country, to whom payment may be made for Participant's account. Subject to applicable laws affecting such transactions, such payment shall be made to such bank or representative at Participant's expense and shall fully satisfy Fox's obligations to Participant as to such funds and Participant's share thereof. Any taxes or expenses incurred in connection with the making of such payments shall be deducted from amounts paid, or otherwise charged to or paid by the Participant, in advance, if so required. In no event shall Fox be obligated to apply Gross Receipts not actually received by Fox in United States Dollars in the United States to the recoupment of any costs deductible from Gross Receipts hereunder.

7.   STATEMENTS:  Fox shall render to Participant periodic Participation
     ----------
Statements showing, in summary form, Gross Receipts for each Program during the Term thereof and permitted deductions therefrom, accompanied by payment of the amount, if any, shown thereon to be due Participant by check drawn to the order of Participant. The initial Participation Statement shall be rendered for the period ending as of the close of the calendar quarter during which the exercise of any Rights with respect to a specific Program by Fox commences.
Participation Statements shall be rendered for periods of 3 months in length following the end of the period covered by the first Participation Statement. The period covered by a Participation Statement is referred to as a Statement Period. No Participation Statements need be rendered for any Statement Period during which no Gross Receipts are received. Each Participation Statement shall be furnished 90 days after the close of the Statement Period for which the Participation Statement is rendered. Any Participation Statement may be changed from time to time to effectuate year-end adjustments made by Fox's Accounting Department or its certified public accountants or to correct any errors or omissions. Each Participation Statement will be mailed to Participant at Participant's then current address for Notices under the Agreement.

8.   WITHHOLDINGS:  There shall be deducted from any payments to or for the
     ------------
account of Participant hereunder, the amount of any tax or other withholding which, pursuant to applicable laws, is required to be made by Fox, based upon, measured by, or resulting from payments to or for the account of Participant. Such deduction shall be in accordance with the good faith interpretation by Fox of such laws. Fox shall not be liable to Participant for the amount of such deductions because of the payment of said amount to the Party involved. Participant shall make and prosecute any and all claims which it may have as to such tax deductions and/or withholdings directly with the Party involved.

9.   OVERPAYMENT/OFFSET:  If Fox makes an overpayment to Participant hereunder
     ------------------
for any reason or if Participant is indebted to Fox for any reason relating to the Agreement, Participant shall pay Fox such overpayment or indebtedness on demand, or at the election of Fox, Fox may deduct and retain for its own account an amount equal to any such overpayment or indebtedness from any sums that may become due or payable by Fox to Participant for the account of Participant, or to any company owned by, owning, or under common ownership with Participant.

10.  AUDIT:  If Participant requests, Fox shall permit during the Term of a
     -----
Program, at the sole cost and expense of Participant, a first class and reputable firm of certified public accountants to examine Fox's books of account which relate to the Participation Statements rendered to Participant in respect to such Program which have not become incontestable. Participant may make copies of or make excerpts from only such part of Fox's books of account which relate to the matters subject to examination as herein provided. Such examination shall be only at such place where said books of account are maintained and during reasonable business hours in such manner as not to interfere with Fox's normal business activities and not more frequently than once each calendar year. No examination may last for more than 30 days. A true copy of all reports made by Participant's representative pursuant to the foregoing provisions shall be delivered to Fox at the same time as delivered to Participant. Such right to examine is limited to the Programs and under no circumstances shall Participant or its authorized representatives have the right to examine records relating to Fox's business generally or with respect to any other motion pictures for purposes of comparison or otherwise.

11.  INCONTESTABILITY:  All information on Participation Statements rendered to
     ----------------
Participant will be deemed conclusive and binding on Participant unless a written statement specifying the transactions or items to which Participant objects is delivered to Fox within 36 months after the date of the first Participation Statement reflecting the transaction or item in question. If Participant's objections are not resolved amicably, Participant may maintain or institute an action with respect to an objection raised and not resolved amicably if commenced within 6 months after the expiration of said 36-month period or the expiration of the period for the applicable statute of limitations established by law as to such transactions or items, whichever first occurs.
The Fox books of account and all supporting documentation need not be retained and may be destroyed after the expiration of said 36-month period unless Participant has duly objected prior thereto and instituted an action as herein provided. Participant agrees that Participant's sole right to receive accountings in connection with the Rights granted, to examine records, and/or to object as to transactions or items of information and/or any other matter with respect to Participant's Participation and/or to maintain or institute any action or proceeding shall be only as provided in this Exhibit, and Participant hereby waives the benefits of any applicable Law under which Participant otherwise may be entitled to an accounting, rights of examination and/or rights of objection and/or rights to maintain or institute any action or proceeding and agrees that the accountings to Participant as provided in this Exhibit shall not be deemed a book account or an open account between Fox and Participant and shall not be viewed in any way so as to deny the applicability of the incontestability provisions set forth in this Exhibit.

12.  OTHER TERMS AND CONDITIONS:
     --------------------------

     (a) Creditor - Debtor Relationship:  Participant expressly acknowledges the
         ------------------------------
     relationship between Participant and Fox to be that of creditor and debtor with respect to the payment of monies due Participant hereunder. Nothing contained herein shall be construed to create a trust or specific fund as to Gross Receipts of any Program or Participant's share thereof or any other monies, or to prevent or preclude Fox from commingling Gross Receipts or any monies due Participant with any other monies or to give Participant a lien on any Program or an assignment of the proceeds thereof.

     (b) Litigation:  Participant waives any right which Participant may have at
         ----------
     law or equity to revoke, terminate, diminish or enjoin any rights granted or acquired by Fox hereunder by reason of any claim which Participant may assert for non-payment of any monies claimed due and payable hereunder, it being agreed that Participant shall be limited to an action at law for recovery of any such monies claimed and for damages (if any) as a result of non-payment.

     (c) No Joint Venture or Partnership:  Nothing contained herein shall be
         -------------------------------
     construed so as to create a joint venture or partnership between Participant and Fox, or a third party beneficiary relationship as to any third party.

     (d) No Representations:  Fox has not made any express or implied
         ------------------
     representation, warranty, guarantee or agreement that any the exercise of Rights with respect to any Program will earn any minimum amount of Gross Receipts, Net Profits, or any minimum amount of monies will be expended in connection therewith or that Participant's Percentage Participation will equal or exceed any minimum amount or that the Rights in and to any Program will be exploited in any particular manner.

     (e) Assignment by Participant:  Subject to all applicable laws and to the
         -------------------------
     rights of Fox hereunder, Participant may assign the rights to Participant's Percentage Participation at any time during the Term provided that a Notice of Irrevocable Authority and Acceptance in Fox's usual form shall be executed by Participant and by the assignee and delivered to Fox. Fox shall no be obligated to pay in accordance with any partial assignment if the formula or basis of computation creates any doubt of interpretation whereby Fox takes any risk whatsoever and/or it all the assignees fail to execute and deliver an agreement in Fox's usual form appointing a single person as a disbursing agent, to whom Fox may make all such payments thereafter regardless of any further assignment(s). Fox's payment in accordance with any such assignment or designation shall be deemed to be equivalent of payment to Participant hereunder and shall discharge Fox from any further liability or obligation to Participant for the payment of monies hereunder. Participant's rights to inspect and audit Fox's books of account shall not be assignable without Fox's prior written consent.

     (f) Captions:  Captions of paragraphs hereof are inserted for reference and
         --------
     convenience only and in no way define, limit or prescribe the scope or intent of any provisions hereof.